Pension and other employee benefit plans (Tables)	6 Months Ended
Sep. 30, 2024
Components of Net Periodic Benefit Cost of Severance Indemnities and Pension Plans
The following table summarizes the components of net periodic benefit cost of the severance indemnities and pension plans of the MHFG Group for the six months ended September 30, 2023 and 2024:

	Six months ended September 30,
	2023	2024

	(in millions of yen)

Service cost-benefits earned during the period	13,989	10,846
Interest costs on projected benefit obligations	5,300	6,674
Expected return on plan assets	(17,180)	(15,661)
Amortization of prior service cost (benefits)	(2,444)	(2,711)
Amortization of net actuarial loss (gain)	(14,513)	(19,156)
Special termination benefits	2,014	365
Other	—	1,389

Net periodic benefit cost	(12,833)	(18,253)